Annual Report

                                  NEW AMERICA
                                  GROWTH
                                  FUND
                                  DECEMBER 31, 2000



                            [LOGO OF T. ROWE PRICE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
New America Growth Fund

 .   The technology bubble burst in 2000, and the stock market had its worst year in a decade.

 .   Your fund declined along with the market, with losses comparable to those of the blue chip S&P 500 but more limited than the hard-hit aggressive growth sectors.

 .   The fund's new investment objective enabled us to purchase leading New
    Economy companies at substantially lower prices. Our traditional holdings in the services sector rebounded.

 .   Despite the recent pummeling in many sectors, prospects for the out-sourcing, information technology, and health care industries remain robust, which bodes well for the fund.




UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

What a difference a year makes. After inflating to epic proportions in 1999, the technology bubble burst in 2000. The Nasdaq Composite Index had its worst year since its creation in 1971, plunging more than 39% and nearly wiping out the greater than 85% gain of the previous year. The Standard & Poor's 500 Stock Index fell 9.11% after rising more than 20% annually for the previous five years. Internet stocks lost nearly three-quarters of their value after rising more than sevenfold in 1998-99, according to one well-known dot-com index.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/00                                  6 Months    12 Months
--------------------------------------------------------------------------------
New America Growth Fund                                  -9.23%      -10.53%
S&P 500 Stock Index                                      -8.72        -9.11
Lipper Growth Funds Average                             -10.43        -7.61

     Your fund's performance was mixed versus its benchmarks during the 6- and 12-month periods ended December 31, as shown in the table. The 10.53% loss for the full year was somewhat greater than that of the blue chip S&P 500 and the average competing fund as measured by the Lipper Growth Funds Average. Six-month performance was better in a relative sense as losses were more limited than the average fund and slightly behind the S&P 500. As we indicated in our last report, for the first four months of this year the New America Growth Fund was a services sector fund, as it had been since inception in 1985 when services defined the "new America." Shareholders approved a new investment objective effective May 1, but our services focus restrained results in the first half of the year (primarily in the first quarter) as many technology and telecom stocks held onto some of their early-year gains. Many stocks outside these momentum-driven sectors fared quite poorly in the first quarter.

     The second half of 2000 marked the first full period in which the New America Growth Fund operated with a focus on companies operating in what we believe will be the fastest-growing sectors of the economy. Since the change in objective, we have added several new sectors to the fund, including technology (both software and hardware), pharmaceuticals, and biotechnology. We are encouraged by the fund's improved relative results.

MARKET ENVIRONMENT

     Investors got a dose of reality in 2000, and the medicine got more bitter as the year wore on. While many factors came together to form a "perfect storm" in the financial markets, the preceding years of excessive speculation and gross overvaluation, focused in a few narrow sectors, caused the hangover to be more harsh and unforgiving than many investors had ever experienced. Fortunately, the bear market was also largely confined to those sectors. Investors in diversified portfolios experienced only a garden-variety correction.

     Growth stocks outperformed value stocks early in the year, but the tables turned in the second half. The Russell 1000 Growth Index (a measure of large-cap growth stocks) was up just over 4% in the first half while the Russell 1000 Value Index fell more than 4%. In the second half, the growth index plummeted 25% as its value counterpart gained nearly 12%. Despite the overall market downdraft, mid-cap stocks actually posted solid gains for the year, led again by value stocks. While this market hasn't been much fun for growth investors, the broadening trend and the wringing out of the excesses in technology and telecom is healthy for the markets, as we have frequently said.

----------------
GROWTH VS. VALUE
--------------------------------------------------------------------------------

                                                        Second        First
2000 Performance                                          Half         Half
--------------------------------------------------------------------------------
Russell 1000 Growth Index                              -25.57%        4.23%
Russell 1000 Value Index                                11.74        -4.23

     Euphoria fades

     Factors that helped sour the euphoria of the late 1990s included central bank rate hikes around the world, dramatically higher energy prices, and a rapid slowdown in economic growth. GDP fell from 6% in the second quarter to 2% in the third quarter of last year. Fourth-quarter data are expected to show even more weakness, and GDP could begin to contract in the first half of 2001. Earnings expectations for the S&P 500 have slowed even more precipitously. Estimates for fourth-quarter profit growth were as high as 15% as recently as August, but profit growth is now expected to be zero. Consensus expectations for 2001 have also been slashed, and some anticipate that corporate profits could shrink this year after two consecutive years of strong double-digit growth.

     As the deteriorating outlook for the economy and profits began to ring alarm bells, the last thing Wall Street needed was protracted uncertainty over the outcome of the U.S. presidential election. But that is exactly what investors in the world's most stable democracy got.

PORTFOLIO REVIEW

     Though we were able to take advantage of declining prices to gradually add to our technology holdings beginning in midyear, the sharpest declines came in the fourth quarter, unfortunately. As promised, however, we did not stray from our historical discipline despite the change in objective. The fund still has significant weighting in service companies and has focused on profitable, market-leading growth companies. But it was a difficult year in which to run a "new America" growth fund. Few of the fastest-growing sectors of the economy delivered good stock market performance in 2000. Fortunately, the fund's technology weighting at year-end remained light compared with most growth indexes. We recognized that valuations were extreme for much of the year and attempted to be opportunistic in our technology purchases. We are optimistic that these will benefit shareholders in the long term. Not only is the fund invested in a greater variety of sectors and industries, but the growth characteristics of the fund have been increased. The median expected long-term earnings growth rate of our holdings was about 22% at year-end, up from about 19% a year ago.

     Lagging sectors lifted

     The market's broadening in 2000 lifted sectors that had lagged in prior years. Financial services and business services were the fund's best-contributing sectors for both the second half and full year. Health care and consumer services were also strong. The fund's top-performing stocks were generally ones we have held for a long time but that had been out of favor for years.

     In financial services, Freddie Mac and Waddell & Reed Financial were two of the top contributors. Freddie Mac, a government-sponsored entity charged with making mortgages more widely available, suffered early in the year because of concern that Congress would impose restrictions on the company following its huge success in recent years. Freddie Mac surged 70% in the second half as those political concerns abated and the Federal Reserve stopped raising interest rates. We have held the stock for more than five years. Waddell & Reed is an asset-management company that markets primarily to middle-income Americans through an exclusive sales force of more than 2,500 financial advisers. The stock, which we have held for more than two years, more than doubled last year.

 ...OUR GOAL IS TO FIND COMPANIES WITH STRONG GROWTH PROSPECTS THAT WE CAN HOLD FOR LONG PERIODS.

     In business services, Affiliated Computer Services and Concord EFS were top performers for both periods. Affiliated Computer Services is an outsourcing company that expanded its offerings to business process outsourcing, which entails taking over entire operations, such as claims processing, from client corporations. The company has posted consistent earnings growth of at least 20% annually since going public in 1994, and we have owned it for more than four years. Concord EFS, which we have owned for 18 months, is a credit and debit card processor that focuses on the supermarket, gas station, and convenience store markets. Earnings have grown at a more than 30% annual rate for several consecutive quarters. These companies are great examples of what the New America Growth Fund is trying to accomplish. Although sectors and companies will go in and out of favor, our goal is to find companies with strong growth prospects that we can hold for long periods.

     Other longtime fund holdings were also top performers. Apollo Group, which we've owned for more than three years, is a leading private education company that focuses on working adults. In addition to its traditional bricks-and-mortar business, Apollo Group is one of the largest companies offering "distance education" services over the Internet. Omnicare, held by the fund for more than 18 months, was our best-performing health care stock in both periods. Omnicare is the largest company in the institutional pharmacy industry and serves more than 600,000 residents in more than 8,000 long-term care facilities nationwide.

     The technology sector proved very difficult, especially in the second half, even as we moved into the group gradually and added to our positions on weakness. Blue chip technology companies with strong earnings were not spared in the meltdown. Microsoft, Dell, and Cisco were among our worst contributors in the second half. A slowdown in technology spending and fears of a recession led to a revaluation of the entire sector.

     Technology spending is cyclical, and we are in a temporary down-cycle. However, we believe such spending will be higher in five years. Our goal is to find the leaders of the next up-cycle.

     Exodus Communications, the world's largest Web hosting company, was also a poor performer. Web hosting is a nascent industry that is expected to be among the economy's fastest growing over the next five years. Exodus is often thought of as an Internet company since dot-coms have historically been an important contributor to revenues; as a result the Internet blowup rattled the shares. However, we think the company is misunderstood by many investors, as growth is being fueled more by traditional enterprises like Microsoft and Merrill Lynch than by dot-coms that now generate less than half of the company's revenue. Meanwhile, Exodus is funded through 2001 to meet its growth objectives while many of its would-be competitors will likely be unable to raise the capital they need. As the company's profitability continues to improve with each successive quarter, investors are likely to return to Exodus. The stock was also your fund's largest new purchase for the year, and although Exodus is emblematic of our new investment objective, its business model is very familiar to us. The New America Growth Fund has been investing in service companies with recurring revenues since its inception, and Exodus fits this model beautifully as its customers rent space and pay for services on a monthly basis.

----------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

                                            12/31/99     6/30/00    12/31/00
--------------------------------------------------------------------------------
Financial Services                            10.0%        8.6%       12.4%
Consumer Services                             24.0        14.3        14.7
Business Services                             29.6        25.6        20.8
Health Care                                    2.0         7.0         9.3
Technology                                     3.4        21.1        22.9
Media Services                                22.6        17.9        15.7
Reserves                                       8.4         5.5         4.2
--------------------------------------------------------------------------------
Total                                          100%        100%        100%
--------------------------------------------------------------------------------

     Changes in sector weightings in the last six months primarily reflect sector performance rather than the impact of fund buying and selling. Financial services grew primarily due to appreciation. On the other hand, despite the fact that we added to the technology sector in the second half, falling prices caused our weighting to stay relatively flat. The decline in media services resulted from a combination of weak sector performance and fund sales of key stocks. We trimmed VoiceStream Wireless substantially due to concern about the completion of its takeover by Deutsche Telekom. Infinity Broadcasting, about to be acquired by Viacom, was also trimmed in an attempt to lower exposure to the advertising cycle. However, we remain bullish on the long-term prospects of the combined Viacom/Infinity.

     In addition to Exodus, other top purchases for the fund included Flextronics International, Jabil Circuit, and Solectron, each in the electronics manufacturing services industry. These companies allow original equipment manufacturers to outsource production, which helps them cut costs and focus on their core competencies. The fund has participated successfully in the outsourcing trend for years, as witnessed by long-term holdings like Affiliated Computer Services, discussed above, and SunGard Data Systems. SunGard allows clients, often financial services firms, to outsource data recovery and backup.

     Shopping for tech bargains

     Not all the stocks added to the portfolio are blessed with recurring revenues. Some of the best growth companies rely on selling more products to new and existing customers each quarter. The semiconductor industry is an example, and it certainly embodies the "new America." Semiconductors are required in a growing number of electronic gadgets, as well as in an increasing number of products that once contained no electronics, such as the automobile. It is a cyclical industry, however, and is currently in a slowdown. Your fund had been dramatically underweighted in semiconductors because of their premium valuations early in the year. However, at recent prices, we have begun to buy companies we believe will perform well in the next up-cycle. One example is Altera, which designs and manufactures a broad range of high-performance programmable logic devices. Altera's chips serve a wide range of markets, including voice and data communications, data processing, and industrial applications. Applied Materials, the world's largest maker of semiconductor capital equipment, is another example. Obviously, when the chip industry is in a downtrend, semiconductor manufacturers buy fewer new chip-making machines and services. However, we were able to purchase Applied Materials as much as 60% off its high. The long-term prospects of the chip industry are quite solid, and Applied Materials should benefit during the next leg up.

OUTLOOK

     Most economic data and many companies have indicated a marked slowdown in economic activity. The slowdown is not confined to any

THE BURSTING OF THE TECH AND TELECOM BUBBLE IS A LONG-TERM POSITIVE FOR THE MARKET.

     one sector, as we've seen earnings disappointments in the technology, media, retail, financial, and business services industries. Earnings estimate revisions in the fourth quarter were about as negative as any quarter in recent memory. We will likely see continued softness into the first half of 2001. Fortunately, the Fed has begun to take action to avert a recession. In early January, the Fed executed a rare intermeeting cut in the federal funds rate, and also moved in a convincing half-point increment. More cuts seem likely in the near term. Though we are clearly in a new information age and believe that intermediate- and long-term capital spending trends are strong, we have taken heed of this slowdown and, as a result, have maintained a diversified mix of stocks in a variety of industries.

     The bursting of the tech and telecom bubble is a long-term positive for the market. Perhaps now companies will be rewarded more for consistency in earnings growth and strong cash flow rather than for revenue growth alone. The New America Growth Fund is well positioned for such an environment. We have a strong stable of Old Economy stocks that should continue to do well and a substantial position in New Economy stocks that we think are poised to grow significantly over the next several years. It will likely take a major change in sentiment to get these stocks moving again, but many stocks are down more than 50% from recent highs, to levels we consider attractive. We will continue to be opportunistic buyers of leading "new America" companies, and expect these investments to prove rewarding in the future.

     Respectfully submitted,

     /s/ Marc L. Baylin

     Marc L. Baylin
     Chairman of the fund's Investment Advisory Committee

     January 12, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                     Percent of
                                                                     Net Assets
                                                                      12/31/00
--------------------------------------------------------------------------------
Freddie Mac                                                              3.7%
Waddell & Reed Financial                                                 3.6
Affiliated Computer Services                                             3.4
First Data                                                               2.4
Family Dollar Stores                                                     2.4
--------------------------------------------------------------------------------
Clear Channel Communications                                             2.4
Concord EFS                                                              2.3
Western Wireless                                                         2.3
Morgan Stanley Dean Witter                                               2.2
AT&T Liberty Media                                                       2.1
--------------------------------------------------------------------------------
Pfizer                                                                   2.0
Apollo Group                                                             1.9
Infinity Broadcasting                                                    1.8
Macromedia                                                               1.8
Home Depot                                                               1.7
--------------------------------------------------------------------------------
Pharmacia                                                                1.7
Comcast                                                                  1.6
Schlumberger                                                             1.6
SunGard Data Systems                                                     1.6
TMP Worldwide                                                            1.5
--------------------------------------------------------------------------------
Catalina Marketing                                                       1.5
Analog Devices                                                           1.4
Cisco Systems                                                            1.4
Costco Wholesale                                                         1.4
Exodus Communications                                                    1.4
--------------------------------------------------------------------------------
Total                                                                   51.1%

Note: Table excludes reserves.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

            CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/00

Ten Best Contributors
------------------------------------------------
Affiliated Computer Services          67(cent)
Freddie Mac                           63
Concord EFS                           51
Omnicare                              44
Apollo Group                          37
Avis Group                            34
Waddell & Reed Financial              31
SunGard Data Systems                  31
TJX                                   19
Safeway                               16
                                 -------
Total                                393(cent)

Ten Worst Contributors
------------------------------------------------
Clear Channel Communications *       -64(cent)
AT&T Liberty Media                    63
WorldCom                              59
Exodus Communications *               47
Circuit City Stores                   46
Nextel Communications                 44
Dell Computer                         37
Microsoft                             35
Cisco Systems                         30
Western Wireless                      27
                                 -------
Total                               -452(cent)


12 Months Ended 12/31/00

Ten Best Contributors
------------------------------------------------
Waddell & Reed Financial              77(cent)
Concord EFS                           69
Apollo Group                          63
SunGard Data Systems                  50
Freddie Mac                           50
U.S. Foodservice **                   45
Paychex                               39
Affiliated Computer Services          35
Safeway                               34
Omnicare                              31
                                 -------
Total                                493(cent)

Ten Worst Contributors
------------------------------------------------
AT&T Liberty Media                   -88(cent)
WorldCom                              74
Clear Channel Communications *        64
Circuit City Stores                   59
Microsoft                             52
Exodus Communications *               47
Home Depot                            45
Western Wireless                      44
Nextel Communications *               42
Dell Computer                         35
                                 -------
Total                               -550(cent)

 * Position added
** Position eliminated

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

NEW AMERICA GROWTH FUND

               S&P 500       Lipper Growth      New America
             Stock Index     Funds Average      Growth Fund

Dec-90         10,000            10,000            10,000
Dec-91         13,047            13,796            16,195
Dec-92         14,041            14,968            17,797
Dec-93         15,456            16,806            20,901
Dec-94         15,660            16,547            19,348
Dec-95         21,545            21,864            27,921
Dec-96         26,491            26,140            33,508
Dec-97         35,330            32,986            40,576
Dec-98         45,427            40,075            47,837
Dec-99         54,985            50,761            53,939
Dec-00         49,977            47,268            48,259


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/00                   1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
New America Growth Fund                 -10.53%    5.95%     11.57%    17.05%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

---------------------
FINANCIAL  HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------


                                          Year
                                         Ended
                                      12/31/00     12/31/99       12/31/98     12/31/97     12/31/96
NET ASSET VALUE
Beginning of period                  $   48.06    $   47.79    $     44.19    $   38.37    $   34.91
Investment activities
   Net investment income (loss)          (0.14)       (0.20)         (0.21)       (0.13)       (0.13)
   Net realized and
   unrealized gain (loss)                (4.63)        5.87           7.65         8.15         7.08
   Total from
   investment activities                 (4.77)        5.67           7.44         8.02         6.95
Distributions
   Net realized gain                     (7.52)       (5.40)         (3.84)       (2.20)       (3.49)

NET ASSET VALUE
End of period                        $   35.77    $   48.06    $     47.79    $   44.19    $   38.37
                                    -------------------------------------------------------------------


Ratios/Supplemental Data

Total return *                        (10.53)%       12.76%         17.89%       21.10%       20.01%
Ratio of total expenses to
average net assets                       0.93%        0.94%          0.95%        0.96%        1.01%
Ratio of net investment
income (loss) to average
net assets                             (0.33)%      (0.43)%        (0.49)%      (0.34)%      (0.39)%
Portfolio turnover rate                  81.4%        39.7%          45.6%        43.2%        36.7%
Net assets, end of period
(in millions)                        $   1,519    $   2,064    $     2,064    $   1,758    $   1,440



* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 2000

-----------------------
STATEMENT OF NET ASSETS                                Shares            Value
--------------------------------------------------------------------------------
                                                                  In thousands

COMMON STOCKS 95.8%

FINANCIAL 12.4%

Investment Services 7.0%
Citigroup                                             155,000   $        7,915
Goldman Sachs Group                                   100,000           10,694
Morgan Stanley Dean Witter                            425,000           33,681
Waddell & Reed Financial (Class B)                  1,447,200           54,270
                                                                ----------------
                                                                       106,560
                                                                ----------------
Other Financial Services 5.4%
Fannie Mae                                            100,000            8,675
Freddie Mac                                           825,000           56,822
GE                                                    150,000            7,191
Providian Financial                                   165,000            9,487
                                                                ----------------
                                                                        82,175
                                                                ----------------
Total Financial                                                        188,735
                                                                ----------------

CONSUMER SERVICES 14.7%

Retailing/General Merchandisers 6.3%
Costco Wholesale *                                    525,000           20,983
Family Dollar Stores                                1,700,000           36,444
Safeway *                                             300,000           18,750
Target                                                600,000           19,350
                                                                ----------------
                                                                        95,527
                                                                ----------------
Personal Services 3.0%
Apollo Group (Class A) *                              600,000           29,513
Avis Group Holdings *                                 500,000           16,281
                                                                ----------------
                                                                        45,794
                                                                ----------------
Restaurants 1.3%
Outback Steakhouse *                                  725,000           18,759
                                                                ----------------
                                                                        18,759
                                                                ----------------
Retailing/Specialty Merchandisers 4.1%
Circuit City Stores                                   575,000            6,613
CVS                                                   175,000           10,489
Home Depot                                            575,000           26,270
TJX                                                   700,000           19,425
                                                                ----------------
                                                                        62,797
                                                                ----------------
Total Consumer Services                                                222,877
                                                                ----------------

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

                                                       Shares            Value
--------------------------------------------------------------------------------
                                                                  In thousands

BUSINESS SERVICES 20.5%

Computer Services 12.7%
Affiliated Computer Services (Class A) *              850,000   $       51,584
Ceridian *                                            600,000           11,963
Concord EFS *                                         800,000           35,150
First Data                                            700,000           36,881
Galileo International                                 550,000           11,000
NOVA *                                                550,000           10,966
Paychex                                               250,000           12,164
SunGard Data Systems *                                500,000           23,562
                                                                ----------------
                                                                       193,270
                                                                ----------------
Energy Services 3.6%
Diamond Offshore Drilling                             150,000            6,000
Schlumberger                                          300,000           23,981
Smith International *                                 200,000           14,913
Tidewater                                             200,000            8,875
                                                                ----------------
                                                                        53,769
                                                                ----------------
Marketing Services 1.5%
Catalina Marketing *                                  600,000           23,362
                                                                ----------------
                                                                        23,362
                                                                ----------------
Other Business Services 2.7%
Republic Services (Class A) *                         200,000            3,437
TMP Worldwide *                                       425,000           23,402
Viad                                                  600,000           13,800
                                                                ----------------
                                                                        40,639
                                                                ----------------
Total Business Services                                                311,040
                                                                ----------------

HEALTH CARE 8.9%

Health Care Services 1.6%
Laboratory Corporation America *                       40,000            7,040
Omnicare                                              819,100           17,713
                                                                ----------------
                                                                        24,753
                                                                ----------------
Health Care Products/Devices 0.5%
Waters *                                               85,000            7,098
                                                                ----------------
                                                                         7,098
                                                                ----------------
Pharmaceuticals and Biotechnology 6.8%
Abgenix *                                             230,000           13,591
Genentech *                                           217,100           17,694

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

                                                       Shares            Value
--------------------------------------------------------------------------------
                                                                  In thousands

Immunex *                                             175,000   $        7,115
MedImmune *                                           210,000           10,021
Pfizer                                                646,250           29,727
Pharmacia                                             425,000           25,925
                                                                ----------------
                                                                       104,073
                                                                ----------------
Total Health Care                                                      135,924
                                                                ----------------

MEDIA SERVICES 15.7%

Broadcasting 5.9%
Clear Channel Communications *                        750,000           36,328
Comcast (Class A Special) *                           600,000           25,031
Infinity Broadcasting (Class A) *                   1,000,000           27,938
                                                                ----------------
                                                                        89,297
                                                                ----------------
Telecom Services 6.4%
Allegiance Telecom *                                  700,000           15,619
Nextel Communications *                               565,000           13,966
Vodafone                                              575,000           20,592
VoiceStream Wireless *                                 45,000            4,530
Western Wireless *                                    875,000           34,316
WorldCom *                                            600,000            8,438
                                                                ----------------
                                                                        97,461
                                                                ----------------
Other Media Services 3.4%
American Tower (Class A) *                            170,000            6,439
AT&T Liberty Media (Class A) *                      2,300,000           31,193
Crown Castle International *                          500,000           13,547
                                                                ----------------
                                                                        51,179
                                                                ----------------
Total Media Services                                                   237,937
                                                                ----------------

TECHNOLOGY SERVICES 22.9%

Software & Service 6.4%
Electronic Arts *                                     225,000            9,598
Intuit *                                              135,000            5,320
Liberate Technologies *                               245,000            3,330
Macromedia *                                          455,000           27,627
Microsoft *                                           400,000           17,363
Oracle *                                              300,000            8,719

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

                                                       Shares            Value
--------------------------------------------------------------------------------
                                                                  In thousands

Peregrine Systems *                                   625,000   $       12,324
VERITAS Software *                                    140,000           12,254
                                                                --------------
                                                                        96,535
                                                                --------------
Semiconductors 4.5%
Altera *                                              475,000           12,513
Analog Devices *                                      415,000           21,243
Applied Materials *                                   500,000           19,094
Maxim Integrated Products *                            90,000            4,300
PMC-Sierra *                                           30,000            2,359
Texas Instruments                                     180,000            8,528
                                                                --------------
                                                                        68,037
                                                                --------------
E-Commerce 3.7%
America Online *                                      450,000           15,660
Ariba *                                               215,000           11,536
Exodus Communications *                             1,050,000           20,967
VeriSign *                                            105,000            7,783
                                                                --------------
                                                                        55,946
                                                                --------------
Communication Equipment 4.9%
Cisco Systems *                                       550,000           21,038
Corning                                               100,000            5,281
JDS Uniphase *                                        120,000            4,995
Juniper Networks *                                     50,000            6,306
Nokia ADR                                             300,000           13,050
Nortel Networks                                       295,000            9,459
SDL *                                                 100,000           14,834
                                                                --------------
                                                                        74,963
                                                                --------------
Computers & Hardware 3.4%
Dell Computer *                                       450,000            7,861
EMC *                                                 115,000            7,648
Flextronics International *                           375,000           10,687
Jabil Circuit *                                       450,000           11,419
Solectron *                                           425,000           14,407
                                                                --------------
                                                                        52,022
                                                                --------------
Total Technology Services                                              347,503
                                                                --------------
Total Miscellaneous Common Stocks 0.7%                                  10,335
                                                                --------------
Total Common Stocks (Cost $1,108,449)                                1,454,351
                                                                --------------

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------


                                                                     Shares            Value
----------------------------------------------------------------------------------------------
                                                                                In thousands
   SHORT-TERM INVESTMENTS 6.4%
   Money Market Funds 6.4%
   Reserve Investment Fund, 6.69 #                               97,852,913     $     97,853
                                                                                ------------
   Total Short-Term Investments (Cost $97,853)                                        97,853
                                                                                ------------


Total Investments in Securities
102.2% of Net Assets (Cost $1,206,302)                                          $  1,552,204

Other Assets Less Liabilities                                                        (33,406)
                                                                                ------------

NET ASSETS                                                                      $  1,518,798
                                                                                ------------

Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions                       $     23,791
Net unrealized gain (loss)                                                           345,902
Paid-in-capital applicable to 42,461,980 shares of no par
value capital stock outstanding; unlimited shares auhorized                        1,149,105
                                                                                ------------

NET ASSETS                                                                      $  1,518,798
                                                                                ------------

NET ASSET VALUE PER SHARE                                                       $      35.77
                                                                                ------------


  # Seven-day yield
  * Non-income producing
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                          Year
                                                                         Ended
                                                                      12/31/00
Investment Income (Loss)
Income
   Interest                                                        $     6,057
   Dividend                                                              4,809
                                                                   -------------
   Total income                                                         10,866
                                                                   -------------

Expenses
   Investment management                                                11,988
   Shareholder servicing                                                 4,338
   Custody and accounting                                                  157
   Prospectus and shareholder reports                                      156
   Proxy and annual meeting                                                 50
   Registration                                                             33
   Legal and audit                                                          22
   Trustees                                                                 10
   Miscellaneous                                                            11
                                                                   -------------
   Total expenses                                                       16,765
   Expenses paid indirectly                                                 (9)
                                                                   -------------
   Net expenses                                                         16,756
                                                                   -------------
Net investment income (loss)                                            (5,890)
                                                                   -------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
   Securities                                                          212,034
   Foreign currency transactions                                          (153)
                                                                   -------------
   Net realized gain (loss)                                            211,881
Change in net unrealized gain or loss on securities                   (401,065)
                                                                   -------------
Net realized and unrealized gain (loss)                               (189,184)
                                                                   -------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  (195,074)
                                                                   -------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands


                                                                 Year
                                                                Ended
                                                             12/31/00           12/31/99
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                            $    (5,890)       $    (8,692)
  Net realized gain (loss)                                    211,881            306,896
  Change in net unrealized gain or loss                      (401,065)           (58,606)
                                                          --------------------------------
  Increase (decrease) in net assets from operations          (195,074)           239,598
                                                          --------------------------------
Distributions to shareholders
  Net realized gain                                          (275,972)          (210,030)
                                                          --------------------------------
Capital share transactions *
  Shares sold                                                 279,986            343,462
  Distributions reinvested                                    267,337            204,229
  Shares redeemed                                            (620,989)          (578,197)
                                                          --------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                          (73,666)           (30,506)
                                                          --------------------------------

Net Assets
Increase (decrease) during period                            (544,712)              (938)
Beginning of period                                         2,063,510          2,064,448
                                                          --------------------------------
End of period                                             $ 1,518,798        $ 2,063,510
                                                          --------------------------------

*Share information
  Shares sold                                                   6,074              7,061
  Distributions reinvested                                      7,184              4,585
  Shares redeemed                                             (13,733)           (11,908)
                                                          --------------------------------
  Increase (decrease) in shares outstanding                      (475)              (262)


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 2000

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price New America Growth Fund Inc., (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1985. The fund seeks to achieve long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,385,043,000 and $1,630,364,000, respectively, for the year ended December 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to the current net operating loss and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment incomes and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------
     Undistributed net investment income                         $   5,890,000
     Undistributed net realized gain                               (37,377,000)
     Paid-in-capital                                                31,487,000

     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,206,302,000. Net unrealized gain aggregated $345,902,000 at period-end,

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

     of which $492,545,000 related to appreciated investments and $146,643,000 to depreciated investments.


NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $885,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,615,000 for the year ended December 31, 2000, of which $337,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $6,056,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of
T. Rowe Price New America Growth Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New America Growth Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 19, 2001

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/00
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

     .  $4,914,000 from short-term capital gains
     . $308,588,000 from long-term capital gains, subject to the 20% rate gains category.

--------------------------------------------------------------------------------

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     INVESTMENT SERVICES AND INFORMATION

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          Checking Available on most fixed-income funds ($500 minimum).

          Automatic Investing From your bank account or paycheck.

          Automatic Withdrawal Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

          BROKERAGE SERVICES*

          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

          INVESTMENT INFORMATION

          Combined Statement Overview of all your accounts with T. Rowe Price.

          Shareholder Reports Fund managers' reviews of their strategies and results.

          T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial markets.

          Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

           * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
          ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock
Emerging Europe &
Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.
Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.
The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information or to conduct transactions, 24 hours, 7 days a week By touch-tone telephone Tele*Access 1-800-638-2587 By Account Access on the Internet www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

For the hearing impaired, call: 1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants: The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.           F60-050 12/31/00